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                                                        Exhibit 99.1


FOR IMMEDIATE RELEASE
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                                              CONTACTS:
                                              Brad Poynter
                                              NEON Systems, Inc.
                                              (281) 491-4200 (U.S.)
                                              brad.poynter@neonsys.com

               NEON Systems, Inc. Holds Annual Stockholder Meeting

                  ADJOURNS MEETING TO RECONVENE APRIL 5, 2002


     SUGAR LAND, TX (March 26, 2002) - NEON(R) Systems, Inc., (Nasdaq: NESY), held its Annual Meeting of Stockholders today. The Company adjourned the meeting in order to permit additional proxies to be received from stockholders on the proposals as set forth in the Proxy Statement previously sent to all stockholders. The Meeting of Stockholders will reconvene on Friday, April 5, 2002, at 10 a.m. CST, to be conducted in Sugar Land, Texas, at the company's offices located at 14100 Southwest Freeway, Suite 500, Sugar Land, Texas 77478. Stockholders who have not yet voted are urged to do so as soon as possible. If a stockholder has not received a proxy statement and proxy card or wishes to change its vote, they should contact Brad Poynter, Chief Financial Officer, NEON Systems, Inc., at brad.poynter@neonsys.com or call 800-505-6366.

ABOUT NEON SYSTEMS

NEON Systems, Inc. (Nasdaq: NESY) is a leading provider of powerful data access, legacy renewal, and OS/390 enterprise system management solutions. Today, many of the Fortune 100 are using NEON Systems' Shadow solutions to enable transparent access to System/390 data and transactions for the Internet, application servers, or distributed computing environments - all without custom coding. NEON's IMS/CICS utilities enhance and maintain high availability, integrity, and performance while consistently outperforming competitor products. NEON's iWave(R) Helpdesk Integrator product provides a powerful integration solution for organizations with multiple helpdesks. For more information, visit WWW.NEONSYS.COM or call 800-505-NEON.

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     This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are intended to be covered by the safe harbors created thereby and the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements regarding, among other things, the additional revenue opportunities and improvement of overall productivity of operations, are based on the current expectations and beliefs of management, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: development by competitors of new or competitive products or services, the entry into the market by new competitors, the ability to recruit and retain qualified personnel, the ability to retain customers or attract customers from other businesses, the uncertainties of whether new software products and product strategies, will be successful, the sufficiency of NEON Systems' working capital and market and general economic conditions. Please refer to the risk factors described in NEON Systems' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on June 29, 2001 and its Quarterly Report on Form 10-Q filed on November 13, 2001, for a detailed description of these risks and others that could cause actual results to differ materially from the forward-looking statements.

     NEON and Shadow are registered trademarks and iWave Helpdesk Integrator, iWave, and the NEON logo are trademarks of NEON Systems, Inc. in the USA and in other select countries. All other trademarks are the property of their respective owners.